Oppenheimer Target Fund
Annual Report December 31, 1995


[COVER PHOTO]                                          "We have some

                                                        important

                                                        financial

                                                        goals, so

                                                        we want our

                                                        investment

                                                        to increase

                                                        in value

                                                        over time."


[LOGO-OPENHEIMER FUNDS(R)]

This Fund is for people who want the potential for solid investment growth over the long term.

News

Outperformed Average

Total Return for the 1-Year Period
Ended 12/31/95:

Oppenheimer Target Fund
Class A (at net asset value)(1)

34.85%

Lipper Capital Appreciation
Funds Average(3)

30.31%

How Your Fund Is Managed

Oppenheimer Target Fund seeks long-term growth by investing in the stocks of medium-sized companies that the Fund's managers believe have excellent growth potential and are undervalued relative to their future growth prospects.

     In today's stock market, the Fund's managers are targeting consumer and industrial companies with strong earnings momentum, as well as companies that have excellent growth prospects, especially in the technology sector, such as computer software and net-working. The Fund also invests in U.S.-based companies that are believed to have superior growth potential because their products or services are in high demand abroad.

Performance

Total return at net asset value for the 12 months ended 12/31/95 was 34.85% for Class A shares and 33.56% for Class C shares.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 27.10%, 15.64% and 10.91%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 12/1/93 were 32.56% and 15.26%, respectively.(2)

Outlook

"We believe the current environment should continue to be good for reasonably valued companies with above average growth rates. In a slow growth economy, with low inflation and declining short-term interest rates, com-panies that are able to grow their earnings better than the market, should continue to command investors' attention."

                                                  Jane Putnam, Portfolio Manager
                                                               December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/22/81. The Fund's maximum sales charge for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class C returns show results of hypothetical investments on 12/31/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. Class B performance is not shown above because shares were first publicly offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 1-year period was for 157 capital appreciation funds. The average is shown for comparative purposes only. Oppenheimer Target Fund is characterized by Lipper as a capital appreciation fund. Lipper performance does not take sales charges into consideration.


2 Oppenheimer Target Fund

Dear OppenheimerFunds Shareholder,

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Target Fund

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate- and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

January 22, 1996

3  Oppenheimer Target Fund

Q + A     [PHOTO-JANE PUTNAM]     [PHOTO-MICHAEL LEVINE]

Q What
benefited the
Fund?

An interview with your Fund's managers.

How did the Fund perform over the past year?

While the stock market as a whole has done better than most people expected, the Fund has performed well over the period, turning in results better than the average of funds in its class.

     Over the past six months, the market--with the excep-tion of July and August--has dramatically favored larger companies' stocks over smaller companies'. Although Target Fund has good exposure across market caps, the majority of our investments is in relatively large firms, so we benefited from this trend. Undoubtedly, though, the most important reason behind our performance this half was our spe-cific investment decisions.

[PHOTO-PAUL LAROCCO]

What investments made positive contributions to performance?

The three industry sectors we invested in most heavily over the past six months were the three best performers in the market--technology, financial services, and health care. Our substantial weighting in these sectors helped us make the most of an already strong market. We benefited further from having made good stock selections within those sectors.1

     Over the period, we also added to our holdings in multi-national corporations--large U.S.-based firms doing a good deal of business abroad. These companies, hurt in July as investors worried about the effects a strengthening dollar might have on their overseas sales, appeared to offer significant opportunity. We took the market's uncertainty as a signal to buy, and we've been very pleased with the results--consistent growth for a reasonable price.

Were there any investments that didn't perform as well as expected?

By and large, we've been


1. The Fund's portfolio is subject to change.

4  Oppenheimer Target Fund

Facing page
Top left: Jane Putnam, Portfolio
Manager

Top right: Michael Levine, Member
of Equity Investments Team

Bottom left: Paul LaRocco, Member
of Equity Investments Team

This page
Top: John Doney, Member of
Equity Investments Team

Bottom: Robert Doll, Executive VP,
Director of Equity Investments


A Good
stock selections
within
strong
market sectors.

pleased with the performance of our investments over the period. However, because the market had already made huge strides by the second half of the year, we'd become somewhat defensive and allowed our cash position to rise.

What areas are you currently focusing on?

As bottom-up managers, we look more closely at individual companies than at how the economy might affect the industries they're in. Over the year, we've used the market's expansion to strengthen our overall portfolio. Near universal price appreciation allowed us to sell companies we didn't have as much confidence in, and to focus on higher quality firms. Beyond that, one of the things we're working on now is taking profits in the areas where we've seen our strongest performance over the year.

[PHOTO-ROBERT DOLL]

     With technology stocks having become more volatile toward the end of the year, we've begun "recycling" our holdings there. This means that we're taking profits in the companies that have risen to the price we've targeted for them and moving the proceeds into strong firms with stock prices that we feel are low. At the same time, we've been working to eliminate positions in the more commodity- oriented technology companies. In anticipation of a more selective market, we're scaling back our investments in areas such as semiconductors and disk drives in favor of companies that offer a more value-added product.

[PHOTO-JOHN DONEY]

     We're currently buying selected brokerage and money management firms, where we can find them at good prices--we believe they're well-positioned to profit as the next year unfolds. And we've also added some energy companies. Companies in this sector have been somewhat out of favor, and we feel they may be poised for a rebound.

What is your outlook for the Fund?

We believe the current envi-ronment should continue to be good for reasonably valued companies with above average growth rates. In a slow growth economy, with low inflation and declining short-term interest rates, companies that are able to grow their earnings better than the market, should continue to command investors' attention.[Solid Box]


5  Oppenheimer Target Fund

                    Financials



                    Contents

                    Statement of Investments                           7
                    Statement of Assets & Liabilities                 13
                    Statement of Operations                           14
                    Statements of Changes in Net Assets               15
                    Financial Highlights                              16
                    Notes to Financial Statements                     18
                    Independent Auditors' Report                      21
                    Federal Income Tax Information                    22



                    6  Oppenheimer  Target Fund

                    Statement of Investments   December 31, 1995

                                                                                                         Face          Market Value
                                                                                                         Amount        See Note 1
===================================================================================================================================
Convertible Corporate Bonds and Notes--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    Danka Business Systems PLC, 6.75% Cv. Sub. Nts., 4/1/02                              $1,700,000    $  2,384,250
                    ---------------------------------------------------------------------------------------------------------------
                    First Financial Management Corp., 5% Cv. Debs.,  12/15/99                             2,000,000       3,122,500
                                                                                                                       ------------
                    Total Convertible Corporate Bonds and Notes (Cost $3,723,750)                                         5,506,750
                                                                                                         Shares
===================================================================================================================================
Common Stocks--80.8%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--5.2%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.7%
                    Georgia Gulf Corp.                                                                      163,000       5,012,250
                    ---------------------------------------------------------------------------------------------------------------
                    IMC Global, Inc.                                                                         90,000       3,678,750
                    ---------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                               80,000       2,870,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sterling Chemicals, Inc.(1)                                                             462,500       3,757,812
                    ---------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc.                                                                  270,100       3,815,162
                    ---------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                      40,000       1,500,000
                                                                                                                       ------------
                                                                                                                         20,633,974
-----------------------------------------------------------------------------------------------------------------------------------
Metals--0.8%
                    Asarco, Inc.                                                                             87,500       2,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                                 30,000         783,750
                    ---------------------------------------------------------------------------------------------------------------
                    Reynolds Metals Co.                                                                      45,000       2,548,125
                                                                                                                       ------------
                                                                                                                          6,131,875
-----------------------------------------------------------------------------------------------------------------------------------
Paper--1.7%
                    Boise Cascade Corp.                                                                     82,000        2,839,250
                    ---------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                          105,000        3,727,500
                    ---------------------------------------------------------------------------------------------------------------
                    Chesapeake Corp.                                                                        35,000        1,036,875
                    ---------------------------------------------------------------------------------------------------------------
                    Federal Paper Board Co.                                                                 35,000        1,815,625
                    ---------------------------------------------------------------------------------------------------------------
                    Willamette Industries, Inc.                                                             62,000        3,487,500
                                                                                                                       ------------
                                                                                                                         12,906,750
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--13.2%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--1.2%
                    Pulte Corp.                                                                            110,000        3,698,750
                    ---------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                                 225,000        5,175,000
                                                                                                                       ------------
                                                                                                                          8,873,750
-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.5%
                    Circus Circus Enterprises, Inc.(1)                                                     120,000        3,345,000
                    ---------------------------------------------------------------------------------------------------------------
                    Department 56, Inc.(1)                                                                  77,600        2,977,900
                    ---------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.                                                                            37,500        1,153,125
                    ---------------------------------------------------------------------------------------------------------------
                    Walt Disney Co.                                                                        125,000        7,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    Wendy's International, Inc.                                                            217,800        4,628,250
                                                                                                                       ------------
                                                                                                                         19,479,275
-----------------------------------------------------------------------------------------------------------------------------------
Media--0.5%
                    Viacom, Inc., Cl. B(1)                                                                  75,768        3,589,509


                    7  Oppenheimer Target Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--3.5%
                    Jones Apparel Group, Inc.(1)                                                             88,600    $  3,488,625
                    ---------------------------------------------------------------------------------------------------------------
                    Nautica Enterprises, Inc.                                                                50,800       2,222,500
                    ---------------------------------------------------------------------------------------------------------------
                    Revco D.S., Inc.(1)                                                                     100,000       2,825,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tommy Hilfiger Corp.(1)                                                                 245,000      10,381,875
                    ---------------------------------------------------------------------------------------------------------------
                    Wal-Mart Stores, Inc.                                                                   200,000       4,475,000
                    ---------------------------------------------------------------------------------------------------------------
                    Warnaco Group, Inc. (The), Cl. A                                                        142,000       3,550,000
                                                                                                                       ------------
                                                                                                                         26,943,000
-----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--5.5%
                    Bed Bath & Beyond, Inc.(1)                                                              120,000       4,657,500
                    ---------------------------------------------------------------------------------------------------------------
                    CUC International, Inc.(1)                                                               80,000       2,730,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Nutrition Cos., Inc.(1)                                                         412,400       9,485,200
                    ---------------------------------------------------------------------------------------------------------------
                    Home Depot, Inc.                                                                         70,000       3,351,250
                    ---------------------------------------------------------------------------------------------------------------
                    Nike, Inc., Cl. B                                                                       140,000       9,747,500
                    ---------------------------------------------------------------------------------------------------------------
                    Office Depot, Inc.(1)                                                                    90,000       1,777,500
                    ---------------------------------------------------------------------------------------------------------------
                    OfficeMax, Inc.                                                                          96,500       2,159,187
                    ---------------------------------------------------------------------------------------------------------------
                    Staples, Inc.                                                                           117,000       2,851,875
                    ---------------------------------------------------------------------------------------------------------------
                    Viking Office Products, Inc.(1)                                                         120,000       5,580,000
                                                                                                                       ------------
                                                                                                                         42,340,012
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--14.9%
-----------------------------------------------------------------------------------------------------------------------------------
Beverages--1.2%
                    Coca-Cola Co. (The)                                                                      55,000       4,083,750
                    ---------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                            80,000       4,470,000
                    ---------------------------------------------------------------------------------------------------------------
                    Whitman Corp.                                                                            35,000         813,750
                                                                                                                       ------------
                                                                                                                          9,367,500
-----------------------------------------------------------------------------------------------------------------------------------
Food--2.9%
                    H.J. Heinz Co.                                                                          127,000       4,206,875
                    ---------------------------------------------------------------------------------------------------------------
                    IBP, Inc.                                                                               180,000       9,090,000
                    ---------------------------------------------------------------------------------------------------------------
                    Kroger Co.(1)                                                                            46,000       1,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                        120,000       6,180,000
                    ---------------------------------------------------------------------------------------------------------------
                    Smithfield Foods, Inc.(1)                                                                40,000       1,270,000
                                                                                                                       ------------
                                                                                                                         22,471,875
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--5.2%
                    Abbott Laboratories                                                                     190,000       7,932,500
                    ---------------------------------------------------------------------------------------------------------------
                    Amgen, Inc.(1)                                                                           50,000       2,968,750
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                                 60,000       5,152,500
                    ---------------------------------------------------------------------------------------------------------------
                    Elan Corp. PLC, ADR(1)                                                                   85,000       4,133,125
                    ---------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                            185,000      11,655,000
                    ---------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                   150,000       8,212,500
                                                                                                                       ------------
                                                                                                                         40,054,375


                    8  Oppenheimer Target Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--3.1%
                    Cordis Corp.(1)                                                                          33,000    $  3,316,500
                    ---------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                             110,000       4,785,000
                    ---------------------------------------------------------------------------------------------------------------
                    Horizon/CMS Healthcare Corp.(1)                                                          30,000         757,500
                    ---------------------------------------------------------------------------------------------------------------
                    Integrated Health Services, Inc.                                                         25,000         625,000
                    ---------------------------------------------------------------------------------------------------------------
                    Lincare Holdings, Inc.(1)                                                               189,000       4,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                         120,000       6,705,000
                    ---------------------------------------------------------------------------------------------------------------
                    Quorum Health Group, Inc.(1)                                                            120,000       2,640,000
                                                                                                                       ------------
                                                                                                                         23,554,000
-----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.6%
                    Procter & Gamble Co.                                                                     50,000       4,150,000
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.9%
                    Philip Morris Cos., Inc.                                                                 91,000       8,235,500
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                               195,000       6,508,125
                                                                                                                       ------------
                                                                                                                         14,743,625
-----------------------------------------------------------------------------------------------------------------------------------
Energy--1.4%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.1%
                    Tidewater, Inc.                                                                          36,000       1,134,000
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--1.3%
                    Mobil Corp.                                                                              60,000       6,720,000
                    ---------------------------------------------------------------------------------------------------------------
                    USX-Marathon Group                                                                      130,000       2,535,000
                    ---------------------------------------------------------------------------------------------------------------
                    YPF Sociedad Anonima, Sponsored ADR                                                      30,000         648,750
                                                                                                                       ------------
                                                                                                                          9,903,750
-----------------------------------------------------------------------------------------------------------------------------------
Financial--14.5%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--4.1%
                    Bank of Boston Corp.                                                                    125,000       5,781,250
                    ---------------------------------------------------------------------------------------------------------------
                    Chemical Banking Corp.                                                                   50,000       2,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    First Interstate Bancorp                                                                 25,000       3,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                              62,454       2,545,000
                    ---------------------------------------------------------------------------------------------------------------
                    Midlantic Corp.                                                                          55,000       3,609,375
                    ---------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                        90,000       6,266,250
                    ---------------------------------------------------------------------------------------------------------------
                    Northern Trust Corp.                                                                     10,000         560,000
                    ---------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                         90,000       2,306,250
                    ---------------------------------------------------------------------------------------------------------------
                    State Street Boston Corp.                                                                87,400       3,933,000
                                                                                                                       ------------
                                                                                                                         31,351,125
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--7.9%
                    Advanta Corp., Cl. A                                                                    175,000       6,693,750
                    ---------------------------------------------------------------------------------------------------------------
                    Advanta Corp., Cl. B                                                                     32,000       1,164,000
                    ---------------------------------------------------------------------------------------------------------------
                    Donaldson, Lufkin & Jenrette, Inc.(1)                                                    49,100       1,534,375
                    ---------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                         60,000       5,010,000
                    ---------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.                                                          25,000       3,103,125
                    ---------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                         190,000       8,431,250
                    ---------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                              450,000      11,868,750
                    ---------------------------------------------------------------------------------------------------------------
                    Money Store, Inc. (The)                                                                  95,750       1,496,094
                    ---------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc.                                                               40,000       3,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    Price (T. Rowe) Associates                                                               82,300       4,053,275
                    ---------------------------------------------------------------------------------------------------------------
                    Schwab (Charles) Corp. (The)                                                            185,000       3,723,125
                    ---------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                   160,000      10,060,000
                                                                                                                       ------------
                                                                                                                         60,362,744

                    9  Oppenheimer Target Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--2.5%
                    AFLAC, Inc.                                                                             115,000    $  4,988,125
                    ---------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                                    87,900       4,768,575
                    ---------------------------------------------------------------------------------------------------------------
                    Reliastar Financial Corp.                                                                41,700       1,850,437
                    ---------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                        165,000       7,837,500
                                                                                                                       ------------
                                                                                                                         19,444,637
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--7.9%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.6%
                    Emerson Electric Co.                                                                    110,000       8,992,500
                    ---------------------------------------------------------------------------------------------------------------
                    General Electric Co.                                                                     70,000       5,040,000
                    ---------------------------------------------------------------------------------------------------------------
                    Kemet Corp.                                                                              20,000         477,500
                    ---------------------------------------------------------------------------------------------------------------
                    Molex, Inc., Cl. A                                                                      185,937       5,694,321
                                                                                                                       ------------
                                                                                                                         20,204,321
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--1.0%
                    Ball Corp.                                                                               48,000       1,320,000
                    ---------------------------------------------------------------------------------------------------------------
                    Centex Corp.                                                                             95,700       3,325,575
                    ---------------------------------------------------------------------------------------------------------------
                    Rayonier, Inc.                                                                          103,700       3,460,988
                                                                                                                       ------------
                                                                                                                          8,106,563
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.4%
                    Cintas Corp.                                                                             90,000       4,005,000
                    ---------------------------------------------------------------------------------------------------------------
                    Danka Business System PLC, Sponsored ADR                                                145,000       5,365,000
                    ---------------------------------------------------------------------------------------------------------------
                    Loewen Group, Inc.                                                                       70,000       1,771,875
                    ---------------------------------------------------------------------------------------------------------------
                    Manpower, Inc.                                                                          125,000       3,515,625
                    ---------------------------------------------------------------------------------------------------------------
                    Reynolds & Reynolds Co., Cl. A                                                           90,000       3,498,750
                                                                                                                       ------------
                                                                                                                         18,156,250
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.3%
                    Kulicke & Soffa Industries, Inc.                                                         90,000       2,092,500
                    ---------------------------------------------------------------------------------------------------------------
                    O.T.F. Equities, Inc.(1)                                                                400,000              --
                                                                                                                       ------------
                                                                                                                          2,092,500
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--1.6%
                    Burlington Northern Santa Fe Corp.                                                       42,000       3,276,000
                    ---------------------------------------------------------------------------------------------------------------
                    Canadian Pacific Ltd.                                                                   305,000       5,528,125
                    ---------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                                   88,100       3,380,838
                                                                                                                       ------------
                                                                                                                         12,184,963

                    10  Oppenheimer Target Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Technology--23.0%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
                    Goodrich (B.F.) Co.                                                                      57,000    $  3,883,125
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--6.3%
                    3Com Corp.(1)                                                                           130,000       6,061,250
                    ---------------------------------------------------------------------------------------------------------------
                    Adaptec, Inc.(1)                                                                        130,000       5,330,000
                    ---------------------------------------------------------------------------------------------------------------
                    Andrew Corp.(1)                                                                         100,000       3,825,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                              110,000       8,910,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cisco Systems, Inc.(1)                                                                   65,000       4,850,625
                    ---------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(1)                                                                125,000       6,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                            360,000       5,535,000
                    ---------------------------------------------------------------------------------------------------------------
                    Gateway 2000, Inc.(1)                                                                   133,000       3,258,500
                    ---------------------------------------------------------------------------------------------------------------
                    Lexmark International Group, Inc., Cl. A(1)                                              51,100         932,575
                    ---------------------------------------------------------------------------------------------------------------
                    Sun Microsystems, Inc.(1)                                                                61,000       2,783,125
                    ---------------------------------------------------------------------------------------------------------------
                    Western Digital Corp.(1)                                                                 75,000       1,340,625
                                                                                                                       ------------
                                                                                                                         48,826,700

-----------------------------------------------------------------------------------------------------------------------------------
Computer Software--10.0%
                    Adobe Systems, Inc.                                                                      10,000         620,000
                    ---------------------------------------------------------------------------------------------------------------
                    Automatic Data Processing, Inc.                                                          60,000       4,455,000
                    ---------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(1)                                                                   200,000       8,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cheyenne Software, Inc.(1)                                                              195,900       5,117,888
                    ---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                                  50,000       2,843,750
                    ---------------------------------------------------------------------------------------------------------------
                    First Data Corp.                                                                        217,577      14,550,462
                    ---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                       385,000      11,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                      202,000      17,725,500
                    ---------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                         275,900      11,691,263
                                                                                                                       ------------
                                                                                                                         77,103,863

-----------------------------------------------------------------------------------------------------------------------------------
Electronics--3.8%
                    Arrow Electronics, Inc.(1)                                                               70,000       3,018,750
                    ---------------------------------------------------------------------------------------------------------------
                    Cypress Semiconductor Corp.(1)                                                          140,000       1,785,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Instrument Corp.(1)                                                              70,000       1,636,250
                    ---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                             150,000       8,512,500
                    ---------------------------------------------------------------------------------------------------------------
                    Motorola, Inc.                                                                          100,000       5,700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                                20,000       1,080,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Electronics NV, ADR                                                            100,000       3,587,500
                    ---------------------------------------------------------------------------------------------------------------
                    Teradyne, Inc.                                                                          140,000       3,500,000
                                                                                                                       ------------
                                                                                                                         28,820,000

-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--2.4%
                    AT&T Corp.                                                                               50,000       3,237,500
                    ---------------------------------------------------------------------------------------------------------------
                    DSC Communications Corp.(1)                                                              55,000       2,028,125
                    ---------------------------------------------------------------------------------------------------------------
                    Hong Kong Telecommunications Ltd., Sponsored ADR                                         25,000         443,750
                    ---------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                                 190,000       3,705,000
                    ---------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                         30,000       2,081,250
                    ---------------------------------------------------------------------------------------------------------------
                    Tellabs, Inc.                                                                           180,000       6,660,000
                                                                                                                       ------------
                                                                                                                         18,155,625

                    11  Oppenheimer Target Fund

                                                                                                                       Market Value
                                                                                                       Shares          See Note 1
===================================================================================================================================
Utilities--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                       45,000    $  2,576,250
-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.4%
                    Cincinnati Bell, Inc.                                                                    90,000       3,127,500
                                                                                                                       ------------
                    Total Common Stocks (Cost $445,812,097)                                                             620,673,436
                                                                                                       Units
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    Windmere Corp. Wts., Exp. 1/98                                                            7,094              --
                                                                                                                       ------------
                    Total Rights, Warrants and Certificates (Cost $0)                                                            --
                                                                                                       Face
                                                                                                       Amount
===================================================================================================================================
Repurchase Agreements--18.9%
                    Repurchase agreement with First Chicago Capital Markets,
                    5.90%, dated 12/29/95, to be repurchased at $125,182,010 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04,
                    with a value of $67,905,186, U.S. Treasury Bonds, 6.25%--11.25%,
                    8/15/03--8/15/23, with a value of  $41,152,176, and U.S. Treasury Bills
                    maturing 11/14/96, with a value of $18,661,921                                     $125,100,000     125,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with PaineWebber, Inc., 5.90%, dated 12/29/95, to be repurchased at $19,933,059 on 1/2/96, collateralized by U.S. Treasury
                    Nts., 6.875%, 8/31/99, with a value of $7,118,080, and U.S. Treasury Bonds,
                    7.125%--7.625%, 11/15/22--2/15/23, with a value of $13,411,820                       19,920,000      19,920,000
                                                                                                                       ------------
                    Total Repurchase Agreements (Cost $145,020,000)                                                     145,020,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $594,555,847)                                                               100.4%    771,200,186
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                          (0.4)     (2,773,388)
                                                                                                       ------------    ------------
Net Assets                                                                                                    100.0%   $768,426,798
                                                                                                       ============    ============

                    1. Non-income producing security.

                    See accompanying Notes to Financial Statements.


                    12  Oppenheimer Target Fund

                    Statement of Assets and Liabilities   December 31, 1995

===================================================================================================================================
Assets              Investments, at value (including repurchase agreements of $145,020,000)
                    (cost $594,555,847)--see accompanying statement                                                    $771,200,186
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     65,607
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Investments sold                                                                                      3,206,531
                    Shares of beneficial interest sold                                                                    1,271,341
                    Interest and dividends                                                                                  757,223
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   210,652
                                                                                                                       ------------
                    Total assets                                                                                        776,711,540
===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Investments purchased                                                                                 5,355,873
                    Shares of beneficial interest redeemed                                                                1,383,530
                    Distribution and service plan fees--Note 4                                                              295,184
                    Deferred trustees' fees--Note 1                                                                         221,911
                    Shareholder reports                                                                                      75,397
                    Other                                                                                                   952,847
                                                                                                                       ------------
                    Total liabilities                                                                                     8,284,742
===================================================================================================================================
Net Assets                                                                                                             $768,426,798
                                                                                                                       ============
===================================================================================================================================
Composition of
Net Assets
                    Paid-in capital                                                                                    $587,467,438
                    ---------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                  (168,578)
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                              4,483,599
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3                                                  176,644,339
                                                                                                                       ------------
                    Net assets                                                                                         $768,426,798
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of $758,439,152 and
                    27,639,405 shares of beneficial interest outstanding)                                                    $27.44
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)          $29.11
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $2,751,009 and 100,518 shares of beneficial interest outstanding)                                     $27.37
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $7,236,637 and 266,928 shares of beneficial interest outstanding)                                     $27.11

                    See accompanying Notes to Financial Statements.



                    13  Oppenheimer Target Fund

                    Statement of Operations For the Year Ended December 31, 1995

===================================================================================================================================
Investment Income   Interest                                                                                           $  6,740,731
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends (net of foreign withholding taxes of $22,014)                                               4,679,929
                                                                                                                       ------------
                    Total income                                                                                         11,420,660
===================================================================================================================================
Expenses            Management fees--Note 4                                                                               3,882,505
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                                 839,340
                    Class B                                                                                                   1,030
                    Class C                                                                                                  37,800
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                   568,898
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     132,075
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  67,500
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              41,449
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                       23,612
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                     318
                    Class B                                                                                                     931
                    Class C                                                                                                   1,864
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                                 202
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    19,830
                                                                                                                       ------------
                    Total expenses                                                                                        5,617,354
===================================================================================================================================
Net Investment Income                                                                                                     5,803,306

===================================================================================================================================
Realized and Unrealized Gain
                    Net realized gain on investments                                                                     71,199,990
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                                 58,150,018
                                                                                                                       ------------
                    Net realized and unrealized gain                                                                    129,350,008
===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $135,153,314
                                                                                                                       ============

                    See accompanying Notes to Financial Statements.


                    14  Oppenheimer Target Fund

                    Statements of Changes in Net Assets

                                                                                                       Year Ended December 31,
                                                                                                       1995            1994
===================================================================================================================================
Operations          Net investment income                                                              $  5,803,306    $  2,339,881
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                    71,199,990      38,815,275
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                                58,150,018     (40,560,449)
                                                                                                       ------------    ------------
                    Net increase in net assets resulting from operations                                135,153,314         594,707
===================================================================================================================================
Dividends and
Distributions to
Shareholders
                    Dividends from net investment income:
                    Class A                                                                              (5,896,377)     (2,361,728)
                    Class B                                                                                  (8,658)             --
                    Class C                                                                                 (24,850)         (2,907)
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                             (69,237,207)    (35,048,552)
                    Class B                                                                                (100,605)             --
                    Class C                                                                                (663,926)       (102,047)
===================================================================================================================================
Beneficial Interest
Transactions
                    Net increase (decrease) in net assets resulting from
                    beneficial interest transactions--Note 2:
                    Class A                                                                             397,611,091     (30,283,681)
                    Class B                                                                               2,840,388              --
                    Class C                                                                               5,989,404       1,154,378
===================================================================================================================================
Net Assets          Total increase (decrease)                                                           465,662,574     (66,049,830)
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                                 302,764,224     368,814,054
                                                                                                       ------------    ------------
                    End of period (including overdistributed net investment
                    income of $168,578 and $69,749, respectively)                                      $768,426,798    $302,764,224
                                                                                                       ============    ============

                    See accompanying Notes to Financial Statements.


                    15  Oppenheimer Target Fund

                    Financial Highlights

                                      Class A
                                      -------------------------------------------------------------------------

                                      Year Ended December 31,
                                      1995           1994           1993           1992           1991(2)
===============================================================================================================
Per Share Operating Data:
Net asset value, beginning
of period                               $22.63         $25.72         $25.25         $23.76         $17.47
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                      .24            .20            .13            .16            .27
Net realized and unrealized
gain (loss)                               7.61           (.11)           .86           2.28           6.87
                                      --------       --------       --------       --------       --------
Total income (loss) from
investment operations                     7.85            .09            .99           2.44           7.14
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                         (.24)          (.20)          (.12)          (.17)          (.18)
Distributions from net
realized gain                            (2.80)         (2.98)          (.40)          (.78)          (.67)
                                      --------       --------       --------       --------       --------
Total dividends and
distributions to shareholders            (3.04)         (3.18)          (.52)          (.95)          (.85)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $27.44         $22.63         $25.72         $25.25         $23.76
                                      ========       ========       ========       ========       ========
===============================================================================================================
Total Return, at Net Asset Value(5)      34.85%           .46%          3.93%         10.27%         41.33%
===============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                        $758,439       $301,698       $368,806       $401,256        $369,351
---------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                        $538,210       $325,003       $383,875       $362,295        $209,596
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)              1.08%           .72%           .47%           .69%           1.25%
Expenses                                  1.03%          1.16%          1.07%          1.09%           1.17%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                71.9%          34.7%          22.9%          42.3%           65.6%
---------------------------------------------------------------------------------------------------------------
Average brokerage
commission rate(8)                       $0.07             --             --             --              --

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

3. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

4. During 1986, the Fund had average monthly debt outstanding of $688,172; the average monthly number of shares outstanding for the year ended December 31, 1986 was 5,799,198, and the average monthly debt per share was $0.12.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


16  Oppenheimer Target Fund

                                                                       Class B            Class C
----------------------------------------------------------------       ------------       -----------------------------------
                                                                       Period Ended
                                                                       December 31,       Year Ended December 31,
1990          1989          1988         1987           1986(4)        1995(3)(9)         1995          1994(2)        1993(1)
=============================================================================================================================


 $18.26        $16.04        $12.38        $20.49         $19.30       $29.77             $22.50        $25.72         $25.92
-----------------------------------------------------------------------------------------------------------------------------

    .39           .59           .27           .17            .11         (.14)               .09            --           (.01)

   (.78)         2.34          3.74         (3.68)          1.46          .78               7.43          (.15)           .31
-------       -------       -------      --------       --------       ------             ------        ------         ------

   (.39)         2.93          4.01         (3.51)          1.57          .64               7.52          (.15)           .30
-----------------------------------------------------------------------------------------------------------------------------


   (.40)         (.62)         (.26)         (.31)          (.38)        (.24)              (.11)         (.09)          (.10)

     --          (.09)         (.09)        (4.29)            --        (2.80)             (2.80)        (2.98)          (.40)
-------       -------       -------      --------       --------       ------             ------        ------         ------

   (.40)         (.71)         (.35)        (4.60)          (.38)       (3.04)             (2.91)        (3.07)          (.50)
-----------------------------------------------------------------------------------------------------------------------------
 $17.47        $18.26        $16.04        $12.38         $20.49       $27.37             $27.11        $22.50         $25.72
=======       =======       =======      ========       ========       ======             ======        ======         ======
=============================================================================================================================
  (2.13)%       18.31%        32.39%       (17.95)%         8.28%        1.67%             33.56%         (.50)%         2.11%
=============================================================================================================================


$52,526       $66,050       $68,031       $60,888       $111,417       $2,751             $7,237        $1,066             $8
-----------------------------------------------------------------------------------------------------------------------------

$56,208       $70,874       $68,068      $107,475       $128,757         $661             $3,792          $467             $6
-----------------------------------------------------------------------------------------------------------------------------

   2.08%         2.93%         1.64%          .60%           .36%        (.54)%(6)           .19%         (.02)%         (.07)%(6)
   1.33%         1.27%         1.29%         1.16%          1.16%        2.62%(6)           1.90%         2.18%          2.18%(6)
-----------------------------------------------------------------------------------------------------------------------------
   51.2%         68.3%        108.4%         95.1%          69.9%        71.9%              71.9%         34.7%          22.9%
-----------------------------------------------------------------------------------------------------------------------------
     --            --            --            --             --        $0.07              $0.07            --             --


6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $311,600,277 and $293,869,853, respectively.

8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

9. Based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.


17  Oppenheimer Target Fund

Notes to Financial Statements


================================================================================
1. Significant
   Accounting Policies

Oppenheimer Target Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds,Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1995, a provision of $14,864 was made for the Fund's projected benefit obligations, and a payment of $2,026 was made to a retired trustee, resulting in an accumulated liability of $221,911 at December 31, 1995.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


18  Oppenheimer Target Fund

================================================================================
1. Significant Accounting
   Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended December 31, 1995, the Fund changed the classification of distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect a decrease in paid-in capital and overdistributed net investment income of $27,750.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
   Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended December 31, 1995(1) Year Ended December 31, 1994
                                                  ------------------------------- -----------------------------
                                                  Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                               3,305,271      $ 90,988,885     1,091,689      $ 27,823,899
Dividends and distributions reinvested             2,635,092        71,461,980     1,592,900        35,776,790
Issued in connection with the acquisition
of Oppenheimer Time Fund--Note 5                  11,277,345       315,314,574            --                --
Redeemed                                          (2,909,180)      (80,154,348)   (3,693,115)      (93,884,370)
                                                  ----------      ------------    ----------      ------------
Net increase (decrease)                           14,308,528      $397,611,091    (1,008,526)     $(30,283,681)
                                                  ==========      ============    ==========      ============
---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                 107,562      $  3,071,314            --      $         --
Dividends and distributions reinvested                 3,988           107,888            --                --
Redeemed                                             (11,032)         (338,814)           --                --
                                                  ----------      ------------    ----------      ------------
Net increase                                         100,518      $  2,840,388            --      $         --
                                                  ==========      ============    ==========      ============
---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                 257,084      $  7,022,376        65,435      $  1,619,304
Dividends and distributions reinvested                22,545           604,205         4,518           100,882
Redeemed                                             (60,076)       (1,637,177)      (22,893)         (565,808)
                                                  ----------      ------------    ----------      ------------
Net increase                                         219,553      $  5,989,404        47,060      $  1,154,378
                                                  ==========      ============    ==========      ============

1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.

================================================================================
3. Unrealized Gains and
   Losses on Investments

At December 31, 1995, net unrealized appreciation on investments of $176,644,339 was composed of gross appreciation of $188,523,516, and gross depreciation of $11,879,177.


19  Oppenheimer Target Fund

================================================================================
4. Management Fees
   And Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

     For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $594,161, of which $190,816 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $14,218 and $32,832, of which $934 and $1,056, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $50 and $2,953, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $29,515 for Class B and $90,387 for Class C. During the year ended December 31, 1995, OFDI paid $45,762, and $699, respectively, to an affiliated broker/dealer as compensation for Class A and Class C personal service and maintenance expenses, and retained $870 and $28,402, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
5. Acquisition of
   Oppenheimer Time Fund

On June 23, 1995, the Fund acquired all of the net assets of Oppenheimer Time Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Time Fund shareholders on June 20, 1995. The Fund issued 11,277,345 shares of beneficial interest (Class A), valued at $315,314,574 in exchange for the net assets, resulting in combined Class A net assets of $686,360,280 on June 23, 1995. The net assets acquired included net unrealized appreciation of $67,068,398. The exchange qualifies as a tax-free reorganization for federal income tax purposes.


20  Oppenheimer Target Fund

Independent Auditors' Report


================================================================================

The Board of Trustees and Shareholders of Oppenheimer Target Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Target Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Target Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
January 22, 1996


21  Oppenheimer Target Fund

Federal Income Tax Information (Unaudited)

================================================================================

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $3.0410, $3.0439, and $2.9076 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 22, 1995, of which, for each class of shares, $2.3611 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended December 31, 1995 which are not designated as capital gain distributions should be multiplied by 26.02% to arrive at the net amount eligible for the corporate dividend- received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


22  Oppenheimer Target Fund

                    Oppenheimer Target Fund

================================================================================
Officers and Trustees

                    Leon Levy, Chairman of the Board of Trustees
                    Robert G. Galli, Trustee
                    Benjamin Lipstein, Trustee
                    Bridget A. Macaskill, Trustee and President
                    Elizabeth B. Moynihan, Trustee
                    Kenneth A. Randall, Trustee
                    Edward V. Regan, Trustee
                    Russell S. Reynolds, Jr., Trustee
                    Sidney M. Robbins, Trustee
                    Donald W. Spiro, Trustee
                    Pauline Trigere, Trustee
                    Clayton K. Yeutter, Trustee
                    Robert C. Doll, Jr., Vice President
                    George C. Bowen, Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott Farrar, Assistant Treasurer
                    Andrew J. Donohue, Secretary
                    Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor  OppenheimerFunds, Inc.

================================================================================
Distributor         OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder
Servicing Agent
                    OppenheimerFunds Services
================================================================================
Custodian of
Portfolio Securities
                    The Bank of New York
================================================================================
Independent Auditors
                    KPMG Peat Marwick LLP
================================================================================
Legal Counsel       Gordon Altman Butowsky Weitzen Shalov & Wein

                    This is a copy of a report to shareholders of Oppenheimer Target Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Target Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                    23  Oppenheimer Target Fund

Information
General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions

1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0320.001.1295    February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.


     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

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OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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